UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note to Amendment No. 3
This Current Report on Form 8-K/A (“Amendment No. 3”) amends the Form 8-K/A filed September 1, 2016 (“Amendment No. 2”), by MUFG Americas Holdings Corporation (the “Report”) solely for the purpose of including a conformed signature on the signature page of the electronic filing. The conformed signature was inadvertently omitted from the signature page of the electronic filing of the Report. No other changes were made to this Report.

Explanatory Note to Amendment No. 2
As previously disclosed in a Current Report on Form 8-K dated June 30, 2016, as filed on July 1, 2016, MUFG Americas Holdings Corporation (the “Company”) issued shares of its common stock to both The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) and Mitsubishi UFJ Financial Group, Inc. (“MUFG”) and received as a capital contribution shares representing the entire ownership interests of certain entities owned by BTMU and MUFG, including all of the outstanding stock of MUFG Securities Americas Inc., a registered broker-dealer, and various other non-bank subsidiaries (together with MUFG Securities Americas Inc., the “Acquired Entities”).

The Company filed Amendment No.1 to the initial Form 8-K to amend and supplement Item 9.01 of the initial Form 8-K and to include certain combined financial statements of the Acquired Entities and certain pro forma consolidated financial statements of the Company.

Amendment No. 2 was filed to amend and supplement Item 3.02 of the initial Form 8-K.

Any information required to be set forth in the initial Form 8-K, as so amended, which is not being amended or supplemented pursuant to this Amendment, is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the initial Form 8-K, as so amended, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the initial Form 8-K and Amendment No. 1 thereto. Accordingly, this Amendment should be read in conjunction with the initial Form 8-K and Amendment No. 1 thereto.

Item 3.02 Unregistered Sales of Equity Securities
As described in Item 1.01 of the initial Form 8-K, on June 30, 2016, the Company agreed to issue shares of common stock, $1.00 par value per share, to MUFG and BTMU in a two-step process in exchange for the Acquired Entities. As reported in Item 3.02 of the initial Form 8-K, the initial amount of shares of common stock issued by the Company to MUFG and BTMU on July 1, 2016 as consideration for the Acquired Entities was 4,345,174 and 2,052,913, respectively. The Company also reported under Item 3.02 and described in Item 1.01 of the initial Form 8-K that the Company would issue additional shares of its common stock to MUFG and BTMU no later than September 30, 2016.

On August 31, 2016, as the second step in the two-step process under the Contribution Agreement, the Company issued 1,106,249 additional shares of its common stock to MUFG and 487,113 additional shares of its common stock to BTMU. The shares of common stock were issued in a transaction not involving a public offering pursuant to the exemption from the registration requirements of the Securities Act of 1933 set forth in Section 4(2) thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Dated: September 1, 2016	By:	/s/ Michael F. Coyne
MICHAEL F. COYNE General Counsel

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